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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): APRIL 12, 2001


                            COMVERSE TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)



          NEW YORK                  000-15502                    13-3238402
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)



        170 CROSSWAYS PARK DRIVE
           WOODBURY, NEW YORK                                    11797
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code  (516) 677-7200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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37994.0003
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ITEM 5.  OTHER EVENTS.

         On April 12, 2001, Comverse Technology, Inc. announced that its upcoming annual shareholders' meeting will be held Friday, June 15, 2001. See Press Release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           Exhibit No.                            Exhibit
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               99.1*           Press release of Comverse dated April 12, 2001.


           * Filed herewith.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                          COMVERSE TECHNOLOGY, INC.

Dated: April 12, 2001                     By: /s/ William F. Sorin
                                              ----------------------------------
                                              Name: William F. Sorin
                                              Title: Corporate Secretary






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                                  EXHIBIT INDEX

EXHIBIT
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*  99.1              Press Release of Comverse dated April 12, 2001.









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* Filed herewith.










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